UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 2, 2010

CHINA IVY SCHOOL, INC.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

000-50240	98-0534456
(Commission File Number)	(IRS Employer Identification No.)

1 Suhua Road, Shiji Jinrong Building Suite 801,
Suzhou Industrial Park, Jiangsu Province, 215020, P.R. China
(Address of Principal Executive Offices) (Zip Code)

86-512-6762-5632
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 Unregistered Sales of Equity Securities.

On February 4, 2010, China Ivy School, Inc. (the "Company") issued an aggregate of 19,500,000 shares of its common stock to the individuals named below upon conversion of $1,560,000 principal amount of its 6% Convertible Notes, due June 30, 2010.  The conversion price was eight cents ($0.08) per share.

Name	Relationship to the Company	Principal Amount of 6% Notes Converted	Number of Shares

Yonqi Zhu	Chief Executive Officer and Director	$920,000	11,500,000

MingLong Industry(Asia) Ltd.	--	$448,000	5,600,000

Yipeng Lu	Director	$128,000	1,600,000

Haiming Zhang	Director	$64,000	800,000

The shares of common stock were issued pursuant to the exemption from the registration requirements of the Securities Act provided by Section 3(a)(9), Rule 506 of Regulation D and Section 4(2) thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2010

CHINA IVY SCHOOL, INC.

By:	/s/ Yongqi Zhu
Yongqi Zhu
Chief Executive Officer